SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                February 24, 1999

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                             THERMOTREX CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-10791                          52-1711436
(State or other               (Commission                   (I.R.S. Employer
jurisdiction of               File Number)               Identification Number)
incorporation or
organization)


10455 Pacific Center Court
San Diego, California                                                 92121
(Address of principal executive offices)                           (Zip Code)


                                (619) 646-5300
                         (Registrant's telephone number
                              including area code)



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Item 5.     Other Events

      On February 24, 1999, the Registrant issued a press release announcing the resignation of its chairman and chief executive officer, Gary S. Weinstein. Anne Pol, a senior vice president of Thermo Electron Corporation, the Registrant's parent corporation, will serve as interim president of the Registrant, pending a permanent replacement. John T. Keiser, chief operating officer, biomedical and new technologies, of Thermo Electron Corporation, has been appointed chairman of the Registrant.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 24th day of February, 1999.



                                          THERMOTREX CORPORATION


                                          By: /s/ Theo Melas-Kyriazi
                                             Theo Melas-Kyriazi
                                             Chief Financial Officer